UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017

Hasbro, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02861
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (401) 431-8697

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;

                 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On February 6, 2017, Hasbro, Inc. (the “Company”) announced the promotion of John Frascotti to President of the Company, effective immediately.  Mr. Frascotti continues to report to Brian Goldner, who remains Chairman and Chief Executive Officer of the Company.

Mr. Frascotti, age 56, joined the Company in 2008 as Chief Marketing Officer, and in 2014 was promoted to President, Hasbro Brands.

A copy of the February 6, 2017 press release, announcing the promotion of Mr. Frascotti is attached to this report as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

            (d)  Exhibits

99.1        Hasbro, Inc. Press Release, dated February 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: February 8, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1                 Hasbro, Inc. Press Release, dated February 6, 2017.